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                                                                EXHIBIT 10.38(i)

                           NINTH AMENDMENT AGREEMENT


     AGREEMENT, dated as of March 27, 2001, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     B. The Borrower and the Guarantors have requested that the Lender, among other things, (i) increase, from $57,000,000 to $60,900,000, the Working Capital Loan Commitment, (ii) decrease, from $28,000,000 to $24,100,000, the Acquisition Loan Commitment, and (iii) permit overadvances to exist, for a period of 90 days in the sole and absolute discretion of the Lender.

     C. The Lender has agreed to the request of the Borrower and the Guarantors, subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.   Modifications.  All the terms and provisions of the Credit Agreement
          -------------
and the other Loan Documents shall remain in full force and effect except as follows:

          (a)    The following is added as Section 2.1(a)(vi) to the Credit
                                        ------------------
Agreement:

                 (vi) Notwithstanding any provision in this Agreement to the contrary, at the request of the Borrower, the Lender, in its sole and absolute discretion, may (but shall be under no obligation to) make Working Capital Loan Advances to the Borrower in amounts that cause the outstanding balance of the aggregate Working Capital Revolving Loan to exceed the Borrowing Base (any such excess Working Capital Loan Advances are referred to collectively as the "Overadvances");
                                                             ------------
          provided that:  (A) the making of any Overadvance shall not constitute
          --------
          a waiver of the Lender's right to refuse to make any further Overadvances, Working Capital Loan Advances or Acquisition Loan Advances or incur any Letter of Credit Obligations, as the case may be, at any time that an Overadvance exists, (B) no Overadvance shall result in a Default or Event of Default due to the Borrower's failure to comply with Section 3.2(d)(ii) for so long as the Lender permits
                         ------------------
          such Overadvance to remain outstanding, but solely with respect to the amount of such Overadvance, (C) Overadvances may be made even if the conditions to lending set forth in Section 5 have not been met, (D)
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          all Overadvances shall (1) constitute Working Capital Loans, (2) bear interest at an annual rate equal to two hundred basis points (2.00%) above the Prime Rate, and (3) be payable on demand, and (E) no Overadvances shall be made subsequent to the date that is 90 days after the date of this Agreement. Except as otherwise provided in

          Section 3.4, (x) Overadvances shall not exceed the aggregate of
          -----------
          $3,000,000 outstanding at any one time (subject to the right of the Lender not to extend Overadvances in its sole and absolute discretion) and (y) no Overadvance shall be made if, after giving effect thereto, the aggregate Working Capital Loan shall exceed the Working Capital Loan Commitment.

          (b) Section 2.1(b)(ii) of the Credit Agreement is deleted and the
              ------------------
following is substituted therefor:

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                 (ii)    Ability to Borrow. Until the Acquisition Loan
                         -----------------
          Commitment Termination Date, so long as the Borrower is in compliance with all the terms and conditions of this Agreement, and no Default or Event of Default exists, the Borrower may borrow Acquisition Loan funds. The Borrower agrees that (A) once borrowed and repaid, Acquisition Loan funds may not be reborrowed, and (B) in no event shall aggregate outstanding Acquisition Loans exceed the Acquisition Loan Commitment.

          (c) The following is inserted after the word "Reserves" in the eleventh line of Section 2.1(a)(i) of the Credit Agreement:
                 -----------------

          , provided that an Overadvance in accordance with Section 2.1(a)(vi)
                                                            ------------------
          may cause the Working Capital Loan to exceed the Borrowing Base by the amount of such permitted Overadvance

          (d)    The following is added after the current language of Section
                                                                      -------
3.2(d)(ii)(A) of the Credit Agreement:
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          Notwithstanding the foregoing, any Overadvance made pursuant to

          Section 2.1(a)(vi) shall be repaid only on demand.
          ------------------

          (e)    The following is added as Section 3.9(g) to the Credit
                                           --------------
Agreement:

                 (g)     Overadvance Usage Fee. The Borrower agrees to pay to
                         ---------------------
          the Lender the Overadvance Usage Fee for each day that Overadvances are outstanding (regardless of the amount of such Overadvances), provided that the Borrower shall not be obligated to pay Overadvance Usage Fees in excess of the aggregate of $250,000.

          (f)    The following defined terms are added to Annex A to the Credit
                                                          -------
Agreement following the definition of "Organic Documents":

                 "Overadvance" has the meaning set forth in Section 2.1(a)(vi)
                 ------------                               ------------------
          hereof.

                 "Overadvance Usage Fee" means the amount of $10,000, payable in
                  ---------------------
          accordance with the provisions of Section 3.9(g) of the Agreement.
                                            --------------

                 "Prime Rate" means, for any day, a floating rate equal to the
                  ----------
          rate published from time to time in the Eastern Edition of The Wall Street Journal as the "Prime Rate" (i.e., the base rate on corporate
                                              ----
          loans posted by at least 75% of the nation's 30 largest banks) (or, if The Wall Street Journal ceases quoting a rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent). Each change in any interest rate provided for in the Agreement based upon the Prime Rate shall take effect at the time of such change in the Prime Rate.

          (g)    The definition of "Fees" contained in Annex A to the Credit
                                                    --------
Agreement is deleted and the following is substituted therefor:

                 "Fees" means the Closing Fee, the Letter of Credit Fees, the
                  ----
          Early Termination Fee, the Collateral Monitoring Fee, the Unused Facility Fee, the Overadvance Usage Fee and the Transaction Expenses; all fees shall be computed on the actual number of days elapsed in a year of 360 days, where applicable, and the Borrower acknowledges and agrees that the Lender shall have the right to charge the Fees to the Working Capital Revolving Loan Account.

          (h)    Paragraph (vi) of Schedule 6.1(b) to the Credit Agreement is
                                   ---------------
deleted and the following is substituted therefor:


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                 (vi)    Collateral Reports. (a) On Tuesday of each calendar
                         ------------------
          week, unless otherwise requested by the Lender, (x) a Borrowing Base Certificate as of the end of the preceding week and (y) a summary detailing the prior week's Accounts plus additions to such Accounts less deductions from such Accounts and (b) no later than the tenth
          (10th) day after the end of each month, on aging of its Accounts by Account Debtor as of the end of such month (collectively, the "Collateral Reports");
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     2.   Acknowledgment of Debt.  The Borrower acknowledges that as of the date
          ----------------------
of this Agreement, the amount outstanding under the Working Capital Loan is $54,226,371.36 (consisting of $51,496,666.86 in Working Capital Loan Advances and $2,729,704.50 in Letter of Credit Obligations) and the amount outstanding under the Acquisition Loan is $24,030,464.00.

     3.   Amendment Fee.  In consideration of the Borrower's execution and
          -------------
delivery of this Agreement, the Borrower is simultaneously paying to the Lender the amount of $50,000 in immediately available funds (the "Amendment Fee") which
                                                           -------------
shall be deemed one of the Obligations.

     4.   Conditions Precedent.  The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a)    Amendment Agreement. This Agreement duly executed by the
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parties hereto;

          (b)    Allonges. The Second Allonge to Revolving Promissory Note in
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the form of the attached Exhibit 1 and the Fourth Allonge to Acquisition Loan
                         ---------
Note in the form of the attached Exhibit 2, each duly drawn to the order of the
                                 ---------
Lender;

          (c)    Amendment Fee.  Payment of the Amendment Fee;
                 -------------

          (d)    Closing Certificate. The Closing Certificate in the form of the
                 -------------------
attached Exhibit 3; and
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          (e)    Other. Such other agreements and instruments as the Lender
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shall require.

     5.   Post-Closing Covenant.  The Borrower agrees to deliver promptly to the
          ---------------------
Lender, but in any event not later than 30 days after the date of this Agreement, the Secretary's Certificate for the Borrower and each of the Guarantors in the form of the attached Exhibit 4, and the Borrower and each of
                                       ---------
the Guarantors agrees that the failure to so deliver the Certificate shall constitute an immediate Event of Default.

     6.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, as amended hereby, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents, and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement, as amended hereby, remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, as amended hereby, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997 remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     7.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

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     8.   Reaffirmation of Collateral.  The Borrower and each of the Guarantors
          ---------------------------
reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     9.   Other Representations By Borrower and Guarantors.  The Borrower and
          ------------------------------------------------
each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement, as amended hereby, and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement, as amended hereby, and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     10.  No Waiver By Lender.  The Borrower and each Guarantor acknowledges
          -------------------
that (a) by the execution by each of this Agreement, the Lender is not waiving any Default or Event of Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

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     The parties have executed this Agreement as of the date first above written.

                                   Borrower:
                                   --------

                                   BUTLER SERVICE GROUP, INC.

                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title:  Senior Vice President-Finance

                                   Parent:
                                   ------

                                   BUTLER INTERNATIONAL, INC.


                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title:  Senior Vice President-Finance

                                   Subsidiaries:
                                   ------------

                                   BUTLER TECHNOLOGY SOLUTIONS, INC.


                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                   BUTLER TELECOM, INC.


                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                   BUTLER SERVICES, INC.


                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title: Senior Vice President and Chief
                                            Financial Officer


                                   BUTLER UTILITY SERVICE, INC.


                                   By__________________________________________
                                     Michael C. Hellriegel
                                     Title: Senior Vice President and Chief
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                                            Financial Officer


                                   Lender:
                                   ------

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By__________________________________________
                                     Name:
                                     Title: Duly Authorized Signatory

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